EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual Report of Morgan Creek Energy Corp. (the "Company") on Form 10-QSB for the period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Douglas Humphreys President/Chief Executive Officer of the Company, and Grant Atkins, Treasurer/Chief Financial Officer/Secretary of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 11, 2006	Date: August 11, 2006
/s/ Douglas Humphreys	/s/ Grant Atkins
Douglas Humphreys President/Chief Executive Officer	Grant Atkins Treasurer/Chief Financial Officer